EXHIBIT 2.3

                              CONSULTING AGREEMENT

      This Business Consultant's Agreement ("Agreement") is entered into as of (April 4, 1998) between (Ultrastrip Systems Inc.) a State Of Florida Corporation, with its principal place of business at P.O. Box 2173 ( Stuart, Fl 34995) ("Client") and (Mike and Jean Cristoforo, a Sole Proprietorship) with its principal place of business at 3665E SW. Quail Meadow Trail Palm City, Fl 34990, ("Consultant").

GENERAL

      The Consultant is engaged in the business of providing start up management, marketing, and selling services for various businesses considering becoming a public corporation.

      The Client desires to retain the Consultant to obtain individuals and business entities to purchase it's products, manage it's company, and provide the necessary services to the Client to become a publicly trading company.

      In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

  1.  NON-EXCLUSIVE RIGHT TO SOLICIT

1.1 Subject to the provisions of Section 1.2, the Client grants to the Consultant the non-exclusive right to solicit individuals and other business entities on behalf of the Client with promotional, selling and marketing materials for the Client's products.

1.2 The Consultant reserves the right to solicit those individuals and business entities defined in Exhibit A attached.

2. TRADEMARKS AND TRADE NAMES. Client reserves all fights to the trade names and trademarks and to any other commercial symbols that it may adopt or use ftom time-to-time.

3. INDEPENDENT CONTRACTOR. The Consultant is not an employee of the Client for any purpose whatsoever, but is an independent contractor, The Client is interested only in the results obtained by the Consultant, that will have sole control of the manner and means of performing under this Agreement. The Client will not have the right to require the Consultant to do anything that would jeopardize the relationship of independent contractor between the Client and the Consultant. All expenses and disbursements incurred by the Consultant in connection with this Agreement will be borne wholly and completely by the Consultant. The

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Consultant does not have, nor will the Consultant hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, or binding upon the Client, unless the Client will consent to that in writing, The Consultant will have the right to appoint and will be solely responsible for the Consultant's own solicitation force, employees, agents and representatives, who will be at the Consultant's own risk, expense and supervision and will not have any claim against the Client for compensation or reimbursement. The Consultant may represent other products that do not compete directly or indirectly with products covered by this Agreement and may exercise the Consultant's own discretion in obtaining promotional, selling and marketing services, hiring personnel and otherwise complying with the terms of this Agreement.

4. ACCEPTANCE. Individuals, partnerships, corporations and other business entities solicited by the Consultant to provide promotional, selling and marketing services for the Client will be submitted to and subject to acceptance by the Client. Only the Client may decide, in its sole discretion, whether to accept or reject any individual or entity solicited by the Consultant. The Client's acceptance is expressly conditioned upon such individual or entity executing an Independent Sales Representative Agreement.

5. COMPENSATION AND COMMISSION. THE CLIENT WILL PAY THE CONSULTANT A FEE EQUAL TO THE DIFFERENCE BETWEEN 2% OF THE NET AMOUNT OF THE CLIENT'S INVOICES TO PURCHASERS AS DETERMINED ACCORDING TO EXHIBIT B ATTACHED. ADDITIONALLY, THE CLIENT WILL PAY TO THE CONSULTANT A WEEKLY DRAW AS OUTLINED IN EXHIBIT B. Despite anything to the contrary contained in this Agreement, the Client will reimburse the Consultant for those certain extraordinary travel expenses incurred by the Consultant and agreed upon by the Client and the Consultant prior to the Consultant incurring such expenses.

6. BEST EFFORTS. The Consultant will use its best efforts to obtain contracts for the sale of equipment, contract services, and distributor agreements, for the Client and to solicit individuals, partnerships, corporations and other business entities to perform such services for the Client.

7. TERM AND TERMINATION. The term of this Agreement will be for a period of 8 months from the date first written above. At the end of said period, it is the intent of the parties to re-negotiate this Agreement; however, if a new contract is not entered into, the Contractor will continue to receive its commissions pursuant to Exhibit B the Compensation Agreement

8. MISREPRESENTATION. In the event the Consultant, at any time during its association with the Client, will be guilty of gross negligence, intentional misconduct or intentional misrepresentation, such negligence, misconduct or misrepresentation will be deemed an immediate breach of this Agreement. Upon such breach, or any other breach of this Agreement by the Consultant, this Agreement will terminate immediately upon written notice by the Client, and the Consultant will not be entitled to claim any compensation for damages for, in respect of, or by reason of such termination.

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
9. PROPRIETARY INFORMATION. The customers, business, products, technology, business connections, customer lists, procedures, operations, techniques and other aspects of the business of the Client are established at great expense and protected as confidential information and trade secrets and provide the Client with a substantial competitive advantage of selling its products. The Consultant will have access to, and be entrusted with, trade secrets, confidential information and proprietary information, and the Client would suffer great loss and injury if the Consultant would disclose this information or use it to compete with the Client. Consequently, the Consultant agrees that during its relationship with the Client, and from then on, it will not, within the geographic territory encompassed by the business of the Client at the termination of that relationship, directly or indirectly, either individually or as an employee, agent, partner, shareholder, or in any other capacity, use or disclose, or cause to be used or disclosed, any trade secret, confidential information or proprietary information acquired by the Consultant during its relationship with the Client.

10. INDEMNIFICATION. The Consultant agrees to defend, indemnify, and hold the Client harmless from any and all liabilities, losses, costs, damages, penalties and any other expenses including attorneys fees arising directlv or indirectly, either from the Consultant's acts or omissions or the Consultant's breach of any obligation imposed or sought to be imposed by or according to this Agreement. The Client will not be liable to the Consultant, or to anyone who may claim any right due to a relationship with the Consultant, for any acts or omissions by the Consultant in the performance of this Agreement or on the part of the employees or agents of the Consultant. The Consultant will indemnify and hold the Client free and harmless from any obligation, cost claim, judgment, attorneys, fees, and attachments arising from, growing out of, or in any way connected with the services rendered to the Client under the terms of this Agreement.

11.  GENERAL PROVISIONS

11.1 ASSIGNMENT. Except as set forth in this section, neither this Agreement nor any rights under this Agreement, in whole or in part, will be assignable or otherwise transferable by either party without the express written consent of the other party. Any attempt by either party to assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party will be null and void. Subject to the above, this Agreement will be binding upon and take effect for the benefit of the successors and assigns of the parties to this Agreement.

11.2 WAIVER, AMENDMENT, MODIFICATION. No waiver, amendment or modification, including those by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance by the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement will constitute a waiver of any subsequent default in performance under this Agreement or any subsequent

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breach of any terms or conditions of that Agreement. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver will be effective only with respect to the specific obligation described in that waiver.

11.3 FORCE MAJEURE. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accident or other acts of God ("Force Majeure"), provided that the party seeking to delay its performance gives the other written notice of any such Force Majeure within 15 days after the discovery of the Force Majeure, and further provided that such party uses its good faith efforts to cure the Force Majeure. If there is a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure. This Article will not be applicable to any payment obligations of either party.

11.4    SETTLEMENT OF DISPUTES

11.4.1 Each party acknowledges and agrees that, if there is any breach of this Agreement, including, without limitation, unauthorized use or disclosure of Confidential Information or other Information of the other party, the non-breaching party will suffer irreparable injury that cannot be compensated by money damages, and therefore, will not have an adequate remedy at law. Accordingly, if either party institutes an action or proceeding to enforce the provisions of this Agreement, such party will be entitled to obtain such injunctive relief, specific performance, or other equitable remedy from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. These will be in addition to and without prejudice to such other rights as such party may have in law or in equity.

11.4.2 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement will be referred to mediation before, and as a condition precedent to, the initiation of any adjudicative action or proceeding, including arbitration. The mediation will be held in Stuart, Florida. Either party may demand mediation in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail. Furthermore, if within thirty (30) days after such demand, the parties have not agreed upon a mediator and commenced mediation, the matter will be referred to arbitration under Section 11.4.3. Furthermore, if, within forty-five
(45) days after such demand the matter has not been resolved to the satisfaction of both parties, then the matter will be refeffed to arbitration under Section 1 11.4.3.

11.4.3 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement that has not been resolved amicably among the parties by mediation under Section 11.4.2 will be submitted to

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
binding arbitration using the following procedure:

11.4.4 The arbitration will be held in ( Stuart, Florida), before a panel of three arbitrators. Either party may demand arbitration in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail, and the arbitrator nominated by that party.

11.4.5 Within thirty (30) days after such demand, the other party will name its arbitrator, and the two arbitrators named by the parties will, within ten (10) days, select a third arbitrator,

11.4.6 The arbitration will be governed by the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), except as expressly provided in this Article. However, the arbitration will be administered by any organization mutually agreed upon by the parties. If the parties are unable to agree upon the organization to administer the arbitration, it will be administered by the AAA. The arbitrators may not amend or disregard any provision of this section.

11.4.7 The expenses of arbitration will be borne by the party against whom the decision is rendered, or apportioned in accordance with the decision of the arbitrators if there is a compromise decision. Judgment upon any award may be entered in any court of competent jurisdiction. All notices from one party to the other relating to any arbitration under this Agreement will be in writing and will be effective if given in accordance with Section 11.11 below.

11.5 CUMULATIVE RIGHTS. Any specific right or remedy provided in this Agreement will not be exclusive but will be cumulative upon all other rights and remedies set forth in this section and allowed under applicable law.

11.6 GOVERNING LAW. This Agreement will be governed by the laws of the State Florida applicable to Agreements made and fully performed in the State of Florida by Florida residents. Disputes not resolved by mediation or arbitration will be heard in the appropriate federal or state courts located in Martin County,Florida.

11.7 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this section. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior agreements or contracts, whether written or oral, entered into between both parties.

11.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, any one of which will be deemed an original, but all of which will constitute one and the same instrument.

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
11.9 ATTORNEY FEES. If either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party will be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

11.10 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder will remain valid and enforceable according to its terms.

11.11 NOTICES. All notices, demands or consents required or permitted under this Agreement will be in writing and will be delivered, sent by facsimile or mailed certified return receipt requested to the respective parties at the addresses set forth above or at such other address as such party will specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement will be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt.

      Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and will not be used in construing it.

     We have carefully reviewed this Agreement and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

           CONTRACTOR                               CLIENT

           s/ Mike Cristoforo                   s/ Dennis McGuire
           s/ Jean Cristoforo

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
EXHIBIT A

                                  CUSTOMER LIST

1.  All of the Shipyards and Shipmanagement Companies worlwide.

2. All of the Above Ground Storage Facilities and companies servicing those industries.


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
EXHIBIT B

                          REPRESENTATIVE'S COMPENSATION

1. The Representative's compensation for work performed under this Agreement will be as follows: The Representative will be entitled to a total commission for each individual sale of the Products arranged solely or jointly through the Representative equal to 2 % percent of the net invoice of each sale. The Representative will be paid a pro rata portion of each partial or total payment(s) made by a customer on any individual sale equal to the applicable commission percentage provided above.

        The term "net invoice price" will mean the total invoice price that the sale is invoiced to the customer, but excluding shipping and mailing costs, taxes, insurance, any allowances or discounts granted to the customer and all charges for installation or instruction.

  1.1 The Client will pay to the Representative a weekly draw towards the above fee of $2,000.00 for the period 4-2-98 thru 12/31/98. The total amount of the draw will be deducted from the fee paid above at the end of each year.

  2. There will be deducted from any sums due the Representative:

  2.1 An amount equal to commissions previously paid or credited to the Representative on sales where all or substantially all of the consideration relating to that has since been returned to the customer or in the event only a portion of such consideration has since been returned to the customer or allowances have been credited to the customer by the Company, the pro rata amount of previously paid or credited commissions on such returns or allowances.

  2.2 A pro rata amount of commissions previously paid or credited to the Representative on sales where less than the total purchase price of the Products is ultimately paid by the customer, whether by reason of the customers bankruptcy, insolvency or for any other reason whatsoever, in the Company's judgment, renders the account uncollectible in whole or in part, in which event, if any sums are later realized upon the uncollectible account, the Company will pay the Representative the percentage of comniission applicable to the amount of the actual collection.

  3. When an order received by the Company through the Representative has been influenced by another of the Company's sales representatives, or the Product is to be delivered outside of the Representative's business area, the Company may, in its sole discretion, but will not be required to, designate a commission split between the Representative and any one or more other authorized sales representative(s), as the case may be. Any such commission split may be discussed with the sales representatives involved, but the Company will make any decision in its own sole discretion, and any such decision will be final.

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
                              CONSULTING AGREEMENT

      This Business Consultant's Agreement ("Agreement") is entered into as of (April 4, 1998) between (Ultrastrip Systems Inc.) a State Of Florida Corporation, with its principal place of business at P.O. Box 2173 ( Stuart, Fl 34995) ("Client") and (Dennis McGuire, a Sole Proprietorship) with its principal place of business at 716 E. Parkway Drive, Stuart, Fl, ("Consultant").

GENERAL

      The Consultant is engaged in the business of providing start up management, marketing, and selling services for various businesses considering becoming a public corporation.

      The Client desires to retain the Consultant to obtain individuals and business entities to purchase it's products, manage it's company, and provide the necessary services to the Client to become a publicly trading company.

      In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

  1.  NON-EXCLUSIVE RIGHT TO SOLICIT

1.1 Subject to the provisions of Section 1.2, the Client grants to the Consultant the non-exclusive right to solicit individuals and other business entities on behalf of the Client with promotional, selling and marketing materials for the Client's products.

1.2 The Consultant reserves the right to solicit those individuals and business entities defined in Exhibit A attached.

2. TRADEMARKS AND TRADE NAMES. Client reserves all fights to the trade names and trademarks and to any other commercial symbols that it may adopt or use ftom time-to-time.

3. INDEPENDENT CONTRACTOR. The Consultant is not an employee of the Client for any purpose whatsoever, but is an independent contractor, The Client is interested only in the results obtained by the Consultant, that will have sole control of the manner and means of performing under this Agreement. The Client will not have the right to require the Consultant to do anything that would jeopardize the relationship of independent contractor between the Client and the Consultant. All expenses and disbursements incurred by the Consultant in connection with this Agreement will be borne wholly and completely by the Consultant. The

Consultant does not have, nor will the Consultant hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, or binding upon the Client, unless the Client will consent to that in writing, The Consultant will have the right to appoint and will be solely responsible for the Consultant's own solicitation force, employees, agents and representatives, who will be at the Consultant's own risk, expense and supervision and will not have any claim against the Client for compensation or reimbursement. The Consultant may represent other products that do not compete directly or indirectly with products covered by this Agreement and may exercise the Consultant's own discretion in obtaining promotional, selling and marketing services, hiring personnel and otherwise complying with the terms of this Agreement.

4. ACCEPTANCE. Individuals, partnerships, corporations and other business entities solicited by the Consultant to provide promotional, selling and marketing services for the Client will be submitted to and subject to acceptance by the Client. Only the Client may decide, in its sole discretion, whether to accept or reject any individual or entity solicited by the Consultant. The Client's acceptance is expressly conditioned upon such individual or entity executing an Independent Sales Representative Agreement.

5. COMPENSATION AND COMMISSION. THE CLIENT WILL PAY THE CONSULTANT A FEE EQUAL TO THE DIFFERENCE BETWEEN 2% OF THE NET AMOUNT OF THE CLIENT'S INVOICES TO PURCHASERS AS DETERMINED ACCORDING TO EXHIBIT B ATTACHED. ADDITIONALLY, THE CLIENT WILL PAY TO THE CONSULTANT A WEEKLY DRAW AS OUTLINED IN EXHIBIT B. Despite anything to the contrary contained in this Agreement, the Client will reimburse the Consultant for those certain extraordinary travel expenses incurred by the Consultant and agreed upon by the Client and the Consultant prior to the Consultant incurring such expenses.

6. BEST EFFORTS. The Consultant will use its best efforts to obtain contracts for the sale of equipment, contract services, and distributor agreements, for the Client and to solicit individuals, partnerships, corporations and other business entities to perform such services for the Client.

7. TERM AND TERMINATION. The term of this Agreement will be for a period of 8 months from the date first written above. At the end of said period, it is the intent of the parties to re-negotiate this Agreement; however, if a new contract is not entered into, the Contractor will continue to receive its commissions pursuant to Exhibit B the Compensation Agreement

8. MISREPRESENTATION. In the event the Consultant, at any time during its association with the Client, will be guilty of gross negligence, intentional misconduct or intentional misrepresentation, such negligence, misconduct or misrepresentation will be deemed an immediate breach of this Agreement. Upon such breach, or any other breach of this Agreement by the Consultant, this Agreement will terminate immediately upon written notice by the Client, and the Consultant will not be entitled to claim any compensation for damages for, in respect of, or by reason of such termination.

9. PROPRIETARY INFORMATION. The customers, business, products, technology, business connections, customer lists, procedures, operations, techniques and other aspects of the business of the Client are established at great expense and protected as confidential information and trade secrets and provide the Client with a substantial competitive advantage of selling its products. The Consultant will have access to, and be entrusted with, trade secrets, confidential information and proprietary information, and the Client would suffer great loss and injury if the Consultant would disclose this information or use it to compete with the Client. Consequently, the Consultant agrees that during its relationship with the Client, and from then on, it will not, within the geographic territory encompassed by the business of the Client at the termination of that relationship, directly or indirectly, either individually or as an employee, agent, partner, shareholder, or in any other capacity, use or disclose, or cause to be used or disclosed, any trade secret, confidential information or proprietary information acquired by the Consultant during its relationship with the Client.

10. INDEMNIFICATION. The Consultant agrees to defend, indemnify, and hold the Client harmless from any and all liabilities, losses, costs, damages, penalties and any other expenses including attorneys fees arising directlv or indirectly, either from the Consultant's acts or omissions or the Consultant's breach of any obligation imposed or sought to be imposed by or according to this Agreement. The Client will not be liable to the Consultant, or to anyone who may claim any right due to a relationship with the Consultant, for any acts or omissions by the Consultant in the performance of this Agreement or on the part of the employees or agents of the Consultant. The Consultant will indemnify and hold the Client free and harmless from any obligation, cost claim, judgment, attorneys, fees, and attachments arising from, growing out of, or in any way connected with the services rendered to the Client under the terms of this Agreement.

11.  GENERAL PROVISIONS

11.1 ASSIGNMENT. Except as set forth in this section, neither this Agreement nor any rights under this Agreement, in whole or in part, will be assignable or otherwise transferable by either party without the express written consent of the other party. Any attempt by either party to assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party will be null and void. Subject to the above, this Agreement will be binding upon and take effect for the benefit of the successors and assigns of the parties to this Agreement.

11.2 WAIVER, AMENDMENT, MODIFICATION. No waiver, amendment or modification, including those by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance by the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement will constitute a waiver of any subsequent default in performance under this Agreement or any subsequent

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breach of any terms or conditions of that Agreement. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver will be effective only with respect to the specific obligation described in that waiver.

11.3 FORCE MAJEURE. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accident or other acts of God ("Force Majeure"), provided that the party seeking to delay its performance gives the other written notice of any such Force Majeure within 15 days after the discovery of the Force Majeure, and further provided that such party uses its good faith efforts to cure the Force Majeure. If there is a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure. This Article will not be applicable to any payment obligations of either party.

11.4 SETTLEMENT OF DISPUTES

11.4.1 Each party acknowledges and agrees that, if there is any breach of this Agreement, including, without limitation, unauthorized use or disclosure of Confidential Information or other Information of the other party, the non-breaching party will suffer irreparable injury that cannot be compensated by money damages, and therefore, will not have an adequate remedy at law. Accordingly, if either party institutes an action or proceeding to enforce the provisions of this Agreement, such party will be entitled to obtain such injunctive relief, specific performance, or other equitable remedy from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. These will be in addition to and without prejudice to such other rights as such party may have in law or in equity.

11.4.2 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement will be referred to mediation before, and as a condition precedent to, the initiation of any adjudicative action or proceeding, including arbitration. The mediation will be held in Stuart, Florida. Either party may demand mediation in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail. Furthermore, if within thirty (30) days after such demand, the parties have not agreed upon a mediator and commenced mediation, the matter will be referred to arbitration under Section 11.4.3. Furthermore, if, within forty-five
(45) days after such demand the matter has not been resolved to the satisfaction of both parties, then the matter will be refeffed to arbitration under Section 1 11.4.3.

11.4.3 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement that has not been resolved amicably among the parties by mediation under Section 11.4.2 will be submitted to binding arbitration using the following procedure:

11.4.4 The arbitration will be held in ( Stuart, Florida), before a panel of three arbitrators. Either party may demand arbitration in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail, and the arbitrator nominated by that party.

11.4.5 Within thirty (30) days after such demand, the other party will name its arbitrator, and the two arbitrators named by the parties will, within ten (10) days, select a third arbitrator,

11.4.6 The arbitration will be governed by the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), except as expressly provided in this Article. However, the arbitration will be administered by any organization mutually agreed upon by the parties. If the parties are unable to agree upon the organization to administer the arbitration, it will be administered by the AAA. The arbitrators may not amend or disregard any provision of this section.

11.4.7 The expenses of arbitration will be borne by the party against whom the decision is rendered, or apportioned in accordance with the decision of the arbitrators if there is a compromise decision. Judgment upon any award may be entered in any court of competent jurisdiction. All notices from one party to the other relating to any arbitration under this Agreement will be in writing and will be effective if given in accordance with Section 11.11 below.

11.5 CUMULATIVE RIGHTS. Any specific right or remedy provided in this Agreement will not be exclusive but will be cumulative upon all other rights and remedies set forth in this section and allowed under applicable law.

11.6 GOVERNING LAW. This Agreement will be governed by the laws of the State Florida applicable to Agreements made and fully performed in the State of Florida by Florida residents. Disputes not resolved by mediation or arbitration will be heard in the appropriate federal or state courts located in Martin County,Florida.

11.7 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this section. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior agreements or contracts, whether written or oral, entered into between both parties.

11.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, any one of which will be deemed an original, but all of which will constitute one and the same instrument.

11.9 ATTORNEY FEES. If either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party will be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

11.10 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder will remain valid and enforceable according to its terms.

11.11 NOTICES. All notices, demands or consents required or permitted under this Agreement will be in writing and will be delivered, sent by facsimile or mailed certified return receipt requested to the respective parties at the addresses set forth above or at such other address as such party will specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement will be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt.

      Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and will not be used in construing it.

     We have carefully reviewed this Agreement and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

           CONTRACTOR                               CLIENT

           s/ Dennis McGuire                    s/ Dennis McGuire

EXHIBIT A

                                  CUSTOMER LIST

1.  All of the Shipyards and Shipmanagement Companies worlwide.

2. All of the Above Ground Storage Facilities and companies servicing those industries.

EXHIBIT B

                          REPRESENTATIVE'S COMPENSATION

1. The Representative's compensation for work performed under this Agreement will be as follows: The Representative will be entitled to a total commission for each individual sale of the Products arranged solely or jointly through the Representative equal to 2 % percent of the net invoice of each sale. The Representative will be paid a pro rata portion of each partial or total payment(s) made by a customer on any individual sale equal to the applicable commission percentage provided above.

        The term "net invoice price" will mean the total invoice price that the sale is invoiced to the customer, but excluding shipping and mailing costs, taxes, insurance, any allowances or discounts granted to the customer and all charges for installation or instruction.

  1.1 The Client will pay to the Representative a weekly draw towards the above fee of $2,500.00 for the period 4-2-98 thru 12/31/98. Increasing to $5,000 per week beginning 1/1/99 thru 12/31/99. The total amount of the draw will be deducted from the fee paid above at the end of each year.

  2. There will be deducted from any sums due the Representative:

  2.1 An amount equal to commissions previously paid or credited to the Representative on sales where all or substantially all of the consideration relating to that has since been returned to the customer or in the event only a portion of such consideration has since been returned to the customer or allowances have been credited to the customer by the Company, the pro rata amount of previously paid or credited commissions on such returns or allowances.

  2.2 A pro rata amount of commissions previously paid or credited to the Representative on sales where less than the total purchase price of the Products is ultimately paid by the customer, whether by reason of the customers bankruptcy, insolvency or for any other reason whatsoever, in the Company's judgment, renders the account uncollectible in whole or in part, in which event, if any sums are later realized upon the uncollectible account, the Company will pay the Representative the percentage of comniission applicable to the amount of the actual collection.

  3. When an order received by the Company through the Representative has been influenced by another of the Company's sales representatives, or the Product is to be delivered outside of the Representative's business area, the Company may, in its sole discretion, but will not be required to, designate a commission split between the Representative and any one or more other authorized sales representative(s), as the case may be. Any such commission split may be discussed with the sales representatives involved, but the Company will make any decision in its own sole discretion, and any such decision will be final.

                              CONSULTING AGREEMENT

      This Business Consultant's Agreement ("Agreement") is entered into as of (April 4, 1998) between (LTItrastrip Systems Inc.) a State Of Florida Corporation, with its principal place of business at P.O. Box 2173 ( Stuart, Fl 34995) ("Client") and (Kevin Grady, a Sole Proprietorship) with its principal place of business at 14640 Marvin Lane Ft. Lauderdale FL, 33330, ("Consultant").

GENERAL

      The Consultant is engaged in the business of providing start up management, marketing, and selling services for various businesses considering becoming a public corporation.

      The Client desires to retain the Consultant to obtain individuals and business entities to purchase it's products, manage it's company, and provide the necessary services to the Client to become a publicly trading company.

      In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

  1.  NON-EXCLUSIVE RIGHT TO SOLICIT

1.1 Subject to the provisions of Section 1.2, the Client grants to the Consultant the non-exclusive right to solicit individuals and other business entities on behalf of the Client with promotional, selling and marketing materials for the Client's products.

1.2 The Consultant reserves the right to solicit those individuals and business entities defined in Exhibit A attached.

2. TRADEMARKS AND TRADE NAMES. Client reserves all fights to the trade names and trademarks and to any other commercial symbols that it may adopt or use ftom time-to-time.

3. INDEPENDENT CONTRACTOR. The Consultant is not an employee of the Client for any purpose whatsoever, but is an independent contractor, The Client is interested only in the results obtained by the Consultant, that will have sole control of the manner and means of performing under this Agreement. The Client will not have the right to require the Consultant to do anything that would jeopardize the relationship of independent contractor between the Client and the Consultant. All expenses and disbursements incurred by the Consultant in connection with this Agreement will be borne wholly and completely by the Consultant. The

Consultant does not have, nor will the Consultant hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, or binding upon the Client, unless the Client will consent to that in writing, The Consultant will have the right to appoint and will be solely responsible for the Consultant's own solicitation force, employees, agents and representatives, who will be at the Consultant's own risk, expense and supervision and will not have any claim against the Client for compensation or reimbursement. The Consultant may represent other products that do not compete directly or indirectly with products covered by this Agreement and may exercise the Consultant's own discretion in obtaining promotional, selling and marketing services, hiring personnel and otherwise complying with the terms of this Agreement.

4. ACCEPTANCE. Individuals, partnerships, corporations and other business entities solicited by the Consultant to provide promotional, selling and marketing services for the Client will be submitted to and subject to acceptance by the Client. Only the Client may decide, in its sole discretion, whether to accept or reject any individual or entity solicited by the Consultant. The Client's acceptance is expressly conditioned upon such individual or entity executing an Independent Sales Representative Agreement.

5. COMPENSATION AND COMMISSION. THE CLIENT WILL PAY THE CONSULTANT A FEE EQUAL TO THE DIFFERENCE BETWEEN 2% OF THE NET AMOUNT OF THE CLIENT'S INVOICES TO PURCHASERS AS DETERMINED ACCORDING TO EXHIBIT B ATTACHED. ADDITIONALLY, THE CLIENT WILL PAY TO THE CONSULTANT A WEEKLY DRAW AS OUTLINED IN EXHIBIT B. Despite anything to the contrary contained in this Agreement, the Client will reimburse the Consultant for those certain extraordinary travel expenses incurred by the Consultant and agreed upon by the Client and the Consultant prior to the Consultant incurring such expenses.

6. BEST EFFORTS. The Consultant will use its best efforts to obtain contracts for the sale of equipment, contract services, and distributor agreements, for the Client and to solicit individuals, partnerships, corporations and other business entities to perform such services for the Client.

7. TERM AND TERMINATION. The term of this Agreement will be for a period of 8 months from the date first written above. At the end of said period, it is the intent of the parties to re-negotiate this Agreement; however, if a new contract is not entered into, the Contractor will continue to receive its commissions pursuant to Exhibit B the Compensation Agreement

8. MISREPRESENTATION. In the event the Consultant, at any time during its association with the Client, will be guilty of gross negligence, intentional misconduct or intentional misrepresentation, such negligence, misconduct or misrepresentation will be deemed an immediate breach of this Agreement. Upon such breach, or any other breach of this Agreement by the Consultant, this Agreement will terminate immediately upon written notice by the Client, and the Consultant will not be entitled to claim any compensation for damages for, in respect of, or by reason of such termination.

9. PROPRIETARY INFORMATION. The customers, business, products, technology, business connections, customer lists, procedures, operations, techniques and other aspects of the business of the Client are established at great expense and protected as confidential information and trade secrets and provide the Client with a substantial competitive advantage of selling its products. The Consultant will have access to, and be entrusted with, trade secrets, confidential information and proprietary information, and the Client would suffer great loss and injury if the Consultant would disclose this information or use it to compete with the Client. Consequently, the Consultant agrees that during its relationship with the Client, and from then on, it will not, within the geographic territory encompassed by the business of the Client at the termination of that relationship, directly or indirectly, either individually or as an employee, agent, partner, shareholder, or in any other capacity, use or disclose, or cause to be used or disclosed, any trade secret, confidential information or proprietary information acquired by the Consultant during its relationship with the Client.

10. INDEMNIFICATION. The Consultant agrees to defend, indemnify, and hold the Client harmless from any and all liabilities, losses, costs, damages, penalties and any other expenses including attorneys fees arising directlv or indirectly, either from the Consultant's acts or omissions or the Consultant's breach of any obligation imposed or sought to be imposed by or according to this Agreement. The Client will not be liable to the Consultant, or to anyone who may claim any right due to a relationship with the Consultant, for any acts or omissions by the Consultant in the performance of this Agreement or on the part of the employees or agents of the Consultant. The Consultant will indemnify and hold the Client free and harmless from any obligation, cost claim, judgment, attorneys, fees, and attachments arising from, growing out of, or in any way connected with the services rendered to the Client under the terms of this Agreement.

11.  GENERAL PROVISIONS

11.1 ASSIGNMENT. Except as set forth in this section, neither this Agreement nor any rights under this Agreement, in whole or in part, will be assignable or otherwise transferable by either party without the express written consent of the other party. Any attempt by either party to assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party will be null and void. Subject to the above, this Agreement will be binding upon and take effect for the benefit of the successors and assigns of the parties to this Agreement.

11.2 WAIVER, AMENDMENT, MODIFICATION. No waiver, amendment or modification, including those by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance by the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement will constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions of that Agreement. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver will be effective only with respect to the specific obligation described in that waiver.

11.3 FORCE MAJEURE. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accident or other acts of God ("Force Majeure"), provided that the party seeking to delay its performance gives the other written notice of any such Force Majeure within 15 days after the discovery of the Force Majeure, and further provided that such party uses its good faith efforts to cure the Force Majeure. If there is a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure. This Article will not be applicable to any payment obligations of either party.

11.4    SETTLEMENT OF DISPUTES

11.4.1 Each party acknowledges and agrees that, if there is any breach of this Agreement, including, without limitation, unauthorized use or disclosure of Confidential Information or other Information of the other party, the non-breaching party will suffer irreparable injury that cannot be compensated by money damages, and therefore, will not have an adequate remedy at law. Accordingly, if either party institutes an action or proceeding to enforce the provisions of this Agreement, such party will be entitled to obtain such injunctive relief, specific performance, or other equitable remedy from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. These will be in addition to and without prejudice to such other rights as such party may have in law or in equity.

11.4.2 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement will be referred to mediation before, and as a condition precedent to, the initiation of any adjudicative action or proceeding, including arbitration. The mediation will be held in Stuart, Florida. Either party may demand mediation in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail. Furthermore, if within thirty (30) days after such demand, the parties have not agreed upon a mediator and commenced mediation, the matter will be referred to arbitration under Section 11.4.3. Furthermore, if, within forty-five
(45) days after such demand the matter has not been resolved to the satisfaction of both parties, then the matter will be refeffed to arbitration under Section 1 11.4.3.

11.4.3 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement that has not been resolved amicably among the parties by mediation under Section 11.4.2 will be submitted to binding arbitration using the following procedure:

11.4.4 The arbitration will be held in ( Stuart, Florida), before a panel of three arbitrators. Either party may demand arbitration in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail, and the arbitrator nominated by that party.

11.4.5 Within thirty (30) days after such demand, the other party will name its arbitrator, and the two arbitrators named by the parties will, within ten (10) days, select a third arbitrator,

11.4.6 The arbitration will be governed by the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), except as expressly provided in this Article. However, the arbitration will be administered by any organization mutually agreed upon by the parties. If the parties are unable to agree upon the organization to administer the arbitration, it will be administered by the AAA. The arbitrators may not amend or disregard any provision of this section.

11.4.7 The expenses of arbitration will be borne by the party against whom the decision is rendered, or apportioned in accordance with the decision of the arbitrators if there is a compromise decision. Judgment upon any award may be entered in any court of competent jurisdiction. All notices from one party to the other relating to any arbitration under this Agreement will be in writing and will be effective if given in accordance with Section 11.11 below.

11.5 CUMULATIVE RIGHTS. Any specific right or remedy provided in this Agreement will not be exclusive but will be cumulative upon all other rights and remedies set forth in this section and allowed under applicable law.

11.6 GOVERNING LAW. This Agreement will be governed by the laws of the State Florida applicable to Agreements made and fully performed in the State of Florida by Florida residents. Disputes not resolved by mediation or arbitration will be heard in the appropriate federal or state courts located in Martin County,Florida.

11.7 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this section. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior agreements or contracts, whether written or oral, entered into between both parties.

11.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, any one of which will be deemed an original, but all of which will constitute one and the same instrument.

11.9 ATTORNEY FEES. If either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party will be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

11.10 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder will remain valid and enforceable according to its terms.

11.11 NOTICES. All notices, demands or consents required or permitted under this Agreement will be in writing and will be delivered, sent by facsimile or mailed certified return receipt requested to the respective parties at the addresses set forth above or at such other address as such party will specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement will be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt.

      Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and will not be used in construing it.

     We have carefully reviewed this Agreement and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

           CONTRACTOR                               CLIENT

           s/ Kevin P. Grady                        s/ Dennis McGuire

EXHIBIT A

                                  CUSTOMER LIST

1.  All of the Shipyards and Shipmanagement Companies worlwide.

2. All of the Above Ground Storage Facilities and companies servicing those industries.

EXHIBIT B

                          REPRESENTATIVE'S COMPENSATION

1. The Representative's compensation for work performed under this Agreement will be as follows: The Representative will be entitled to a total commission for each individual sale of the Products arranged solely or jointly through the Representative equal to 2 % percent of the net invoice of each sale. The Representative will be paid a pro rata portion of each partial or total payment(s) made by a customer on any individual sale equal to the applicable commission percentage provided above.

      The term "net invoice price" will mean the total invoice price that the sale is invoiced to the customer, but excluding shipping and mailing costs, taxes, insurance, any allowances or discounts granted to the customer and all charges for installation or instruction.

1.1 The Client will pay to the Representative a weekly draw towards the above fee of $500.00 for the period 8-1-98 thru 12/31/98. The total amount of the draw will be deducted from the fee paid above at the end of each year.

2. There will be deducted from any sums due the Representative:

2.1 An amount equal to commissions previously paid or credited to the Representative on sales where all or substantially all of the consideration relating to that has since been returned to the customer or in the event only a portion of such consideration has since been returned to the customer or allowances have been credited to the customer by the Company, the pro rata amount of previously paid or credited commissions on such returns or allowances.

2.2 A pro rata amount of commissions previously paid or credited to the Representative on sales where less than the total purchase price of the Products is ultimately paid by the customer, whether by reason of the customers bankruptcy, insolvency or for any other reason whatsoever, in the Company's judgment, renders the account uncollectible in whole or in part, in which event, if any sums are later realized upon the uncollectible account, the Company will pay the Representative the percentage of comniission applicable to the amount of the actual collection.

3. When an order received by the Company through the Representative has been influenced by another of the Company's sales representatives, or the Product is to be delivered outside of the Representative's business area, the Company may, in its sole discretion, but will not be required to, designate a commission split between the Representative and any one or more other authorized sales representative(s), as the case may be. Any such commission split may be discussed with the sales representatives involved, but the Company will make any decision in its own sole discretion, and any such decision will be final.

                             CONSULTING AGREEMENT


      This Business Consultant's Agreement ("Agreement") is entered into as of (April 4, 1998) between (Ultrastrip Systems Inc.) a State Of Florida Corporation, with its principal place of business at P.O. Box 2173 ( Stuart, Fl 34995) ("Client") and (Jacqueline McGuire, a Sole Proprietorship) with its principal place of business at 716 E. Parkway Drive, Stuart, Fl, ("Consultant").

GENERAL

      The Consultant is engaged in the business of providing start up management, marketing, and selling services for various businesses considering becoming a public corporation.

      The Client desires to retain the Consultant to obtain individuals and business entities to purchase it's products, manage it's company, and provide the necessary services to the Client to become a publicly trading company.

      In consideration for the mutual promises, covenants, and Agreements made below, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

1.  NON-EXCLUSIVE RIGHT TO SOLICIT

1.1 Subject to the provisions of Section 1.2, the Client grants to the Consultant the non-exclusive right to solicit individuals and other business entities on behalf of the Client with promotional, selling and marketing materials for the Client's products.

1.2 The Consultant reserves the right to solicit those individuals and business entities defined in Exhibit A attached.

2. TRADEMARKS AND TRADE NAMES. Client reserves all fights to the trade names and trademarks and to any other commercial symbols that it may adopt or use ftom time-to-time.

3. INDEPENDENT CONTRACTOR. The Consultant is not an employee of the Client for any purpose whatsoever, but is an independent contractor, The Client is interested only in the results obtained by the Consultant, that will have sole control of the manner and means of performing under this Agreement. The Client will not have the right to require the Consultant to do anything that would jeopardize the relationship of independent contractor between the Client and the Consultant. All expenses and disbursements incurred by the Consultant in connection with this Agreement will be borne wholly and completely by the Consultant. The

Consultant does not have, nor will the Consultant hold itself out as having any right, power or authority to create any contract or obligation, either express or implied, on behalf of, or binding upon the Client, unless the Client will consent to that in writing, The Consultant will have the right to appoint and will be solely responsible for the Consultant's own solicitation force, employees, agents and representatives, who will be at the Consultant's own risk, expense and supervision and will not have any claim against the Client for compensation or reimbursement. The Consultant may represent other products that do not compete directly or indirectly with products covered by this Agreement and may exercise the Consultant's own discretion in obtaining promotional, selling and marketing services, hiring personnel and otherwise complying with the terms of this Agreement.

4. ACCEPTANCE. Individuals, partnerships, corporations and other business entities solicited by the Consultant to provide promotional, selling and marketing services for the Client will be submitted to and subject to acceptance by the Client. Only the Client may decide, in its sole discretion, whether to accept or reject any individual or entity solicited by the Consultant. The Client's acceptance is expressly conditioned upon such individual or entity executing an Independent Sales Representative Agreement.

5. COMPENSATION AND COMMISSION. THE CLIENT WILL PAY THE CONSULTANT A FEE EQUAL TO THE DIFFERENCE BETWEEN 2% OF THE NET AMOUNT OF THE CLIENT'S INVOICES TO PURCHASERS AS DETERMINED ACCORDING TO EXHIBIT B ATTACHED. ADDITIONALLY, THE CLIENT WILL PAY TO THE CONSULTANT A WEEKLY DRAW AS OUTLINED IN EXHIBIT B. Despite anything to the contrary contained in this Agreement, the Client will reimburse the Consultant for those certain extraordinary travel expenses incurred by the Consultant and agreed upon by the Client and the Consultant prior to the Consultant incurring such expenses.

6. BEST EFFORTS. The Consultant will use its best efforts to obtain contracts for the sale of equipment, contract services, and distributor agreements, for the Client and to solicit individuals, partnerships, corporations and other business entities to perform such services for the Client.

7. TERM AND TERMINATION. The term of this Agreement will be for a period of 8 months from the date first written above. At the end of said period, it is the intent of the parties to re-negotiate this Agreement; however, if a new contract is not entered into, the Contractor will continue to receive its commissions pursuant to Exhibit B the Compensation Agreement

8. MISREPRESENTATION. In the event the Consultant, at any time during its association with the Client, will be guilty of gross negligence, intentional misconduct or intentional misrepresentation, such negligence, misconduct or misrepresentation will be deemed an immediate breach of this Agreement. Upon such breach, or any other breach of this Agreement by the Consultant, this Agreement will terminate immediately upon written notice by the Client, and the Consultant will not be entitled to claim any compensation for damages for, in respect of, or by reason of such termination.

9. PROPRIETARY INFORMATION. The customers, business, products, technology, business connections, customer lists, procedures, operations, techniques and other aspects of the business of the Client are established at great expense and protected as confidential information and trade secrets and provide the Client with a substantial competitive advantage of selling its products. The Consultant will have access to, and be entrusted with, trade secrets, confidential information and proprietary information, and the Client would suffer great loss and injury if the Consultant would disclose this information or use it to compete with the Client. Consequently, the Consultant agrees that during its relationship with the Client, and from then on, it will not, within the geographic territory encompassed by the business of the Client at the termination of that relationship, directly or indirectly, either individually or as an employee, agent, partner, shareholder, or in any other capacity, use or disclose, or cause to be used or disclosed, any trade secret, confidential information or proprietary information acquired by the Consultant during its relationship with the Client.

10. INDEMNIFICATION. The Consultant agrees to defend, indemnify, and hold the Client harmless from any and all liabilities, losses, costs, damages, penalties and any other expenses including attorneys fees arising directlv or indirectly, either from the Consultant's acts or omissions or the Consultant's breach of any obligation imposed or sought to be imposed by or according to this Agreement. The Client will not be liable to the Consultant, or to anyone who may claim any right due to a relationship with the Consultant, for any acts or omissions by the Consultant in the performance of this Agreement or on the part of the employees or agents of the Consultant. The Consultant will indemnify and hold the Client free and harmless from any obligation, cost claim, judgment, attorneys, fees, and attachments arising from, growing out of, or in any way connected with the services rendered to the Client under the terms of this Agreement.

11.  GENERAL PROVISIONS

11.1 ASSIGNMENT. Except as set forth in this section, neither this Agreement nor any rights under this Agreement, in whole or in part, will be assignable or otherwise transferable by either party without the express written consent of the other party. Any attempt by either party to assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party will be null and void. Subject to the above, this Agreement will be binding upon and take effect for the benefit of the successors and assigns of the parties to this Agreement.

11.2 WAIVER, AMENDMENT, MODIFICATION. No waiver, amendment or modification, including those by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance by the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement will constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions of that Agreement. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver will be effective only with respect to the specific obligation described in that waiver.

11.3 FORCE MAJEURE. Neither party will be deemed in default of this Agreement to the extent that performance of its obligations, or attempts to cure any breach, are delayed or prevented by reason of circumstance beyond its reasonable control, including without limitation fire, natural disaster, earthquake, accident or other acts of God ("Force Majeure"), provided that the party seeking to delay its performance gives the other written notice of any such Force Majeure within 15 days after the discovery of the Force Majeure, and further provided that such party uses its good faith efforts to cure the Force Majeure. If there is a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure. This Article will not be applicable to any payment obligations of either party.

11.4    SETTLEMENT OF DISPUTES

11.4.1 Each party acknowledges and agrees that, if there is any breach of this Agreement, including, without limitation, unauthorized use or disclosure of Confidential Information or other Information of the other party, the non-breaching party will suffer irreparable injury that cannot be compensated by money damages, and therefore, will not have an adequate remedy at law. Accordingly, if either party institutes an action or proceeding to enforce the provisions of this Agreement, such party will be entitled to obtain such injunctive relief, specific performance, or other equitable remedy from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. These will be in addition to and without prejudice to such other rights as such party may have in law or in equity.

11.4.2 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement will be referred to mediation before, and as a condition precedent to, the initiation of any adjudicative action or proceeding, including arbitration. The mediation will be held in Stuart, Florida. Either party may demand mediation in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail. Furthermore, if within thirty (30) days after such demand, the parties have not agreed upon a mediator and commenced mediation, the matter will be referred to arbitration under Section 11.4.3. Furthermore, if, within forty-five
(45) days after such demand the matter has not been resolved to the satisfaction of both parties, then the matter will be refeffed to arbitration under Section 1 11.4.3.

11.4.3 Any dispute, controversy, or claim arising out of or related to this Agreement, or the creation, validity, interpretation, breach, or termination of this Agreement that has not been resolved amicably among the parties by mediation under Section 11.4.2 will be submitted to

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binding arbitration using the following procedure:

11.4.4 The arbitration will be held in ( Stuart, Florida), before a panel of three arbitrators. Either party may demand arbitration in writing, serving on the other party a statement of the dispute, controversy, or claim, and the facts relating to it, in reasonable detail, and the arbitrator nominated by that party.

11.4.5 Within thirty (30) days after such demand, the other party will name its arbitrator, and the two arbitrators named by the parties will, within ten (10) days, select a third arbitrator,

11.4.6 The arbitration will be governed by the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), except as expressly provided in this Article. However, the arbitration will be administered by any organization mutually agreed upon by the parties. If the parties are unable to agree upon the organization to administer the arbitration, it will be administered by the AAA. The arbitrators may not amend or disregard any provision of this section.

11.4.7 The expenses of arbitration will be borne by the party against whom the decision is rendered, or apportioned in accordance with the decision of the arbitrators if there is a compromise decision. Judgment upon any award may be entered in any court of competent jurisdiction. All notices from one party to the other relating to any arbitration under this Agreement will be in writing and will be effective if given in accordance with Section 11.11 below.

11.5 CUMULATIVE RIGHTS. Any specific right or remedy provided in this Agreement will not be exclusive but will be cumulative upon all other rights and remedies set forth in this section and allowed under applicable law.

11.6 GOVERNING LAW. This Agreement will be governed by the laws of the State Florida applicable to Agreements made and fully performed in the State of Florida by Florida residents. Disputes not resolved by mediation or arbitration will be heard in the appropriate federal or state courts located in Martin County,Florida.

11.7 ENTIRE AGREEMENT. The parties acknowledge that this Agreement expresses their entire understanding and agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this section. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior agreements or contracts, whether written or oral, entered into between both parties.

11.8 COUNTERPARTS. This Agreement may be executed in multiple counterparts, any one of which will be deemed an original, but all of which will constitute one and the same instrument.

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11.9 ATTORNEY FEES. If either party is required to retain the services of any attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party will be entitled to recover from the other party, in addition to any other relief awarded or granted, its reasonable costs and expenses (including attorneys' fees) incurred in the proceeding.

11.10 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder will remain valid and enforceable according to its terms.

11.11 NOTICES. All notices, demands or consents required or permitted under this Agreement will be in writing and will be delivered, sent by facsimile or mailed certified return receipt requested to the respective parties at the addresses set forth above or at such other address as such party will specify to the other party in writing. Any notice required or permitted to be given by the provisions of this Agreement will be conclusively deemed to have been received on the day it is delivered to that party by U.S. Mail with Acknowledgment of Receipt or by any commercial courier providing equivalent acknowledgment of receipt.

      Captions and section headings used in this Agreement are for convenience only and are not a part of this Agreement and will not be used in construing it.

     We have carefully reviewed this Agreement and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

           CONTRACTOR                               CLIENT

           s/ Jacqueline McGuire                    s/ Dennis McGuire


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EXHIBIT A

                                  CUSTOMER LIST

1.  All of the Shipyards and Shipmanagement Companies worlwide.

2. All of the Above Ground Storage Facilities and companies servicing those industries.

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EXHIBIT B

                          REPRESENTATIVE'S COMPENSATION

1. The Representative's compensation for work performed under this Agreement will be as follows: The Representative will be entitled to a total commission for each individual sale of the Products arranged solely or jointly through the Representative equal to 2 % percent of the net invoice of each sale. The Representative will be paid a pro rata portion of each partial or total payment(s) made by a customer on any individual sale equal to the applicable commission percentage provided above.

      The term "net invoice price" will mean the total invoice price that the sale is invoiced to the customer, but excluding shipping and mailing costs, taxes, insurance, any allowances or discounts granted to the customer and all charges for installation or instruction.

1.1 The Client will pay to the Representative a weekly draw towards the above fee of $1,500.00 for the period 4-2-98 thru 12/31/98. Increasing to $2,000 per week beginning 1/1/99 thru 12/31/99. The total amount of the draw will be deducted from the fee paid above at the end of each year.

2. There will be deducted from any sums due the Representative:

2.1 An amount equal to commissions previously paid or credited to the Representative on sales where all or substantially all of the consideration relating to that has since been returned to the customer or in the event only a portion of such consideration has since been returned to the customer or allowances have been credited to the customer by the Company, the pro rata amount of previously paid or credited commissions on such returns or allowances.

2.2 A pro rata amount of commissions previously paid or credited to the Representative on sales where less than the total purchase price of the Products is ultimately paid by the customer, whether by reason of the customers bankruptcy, insolvency or for any other reason whatsoever, in the Company's judgment, renders the account uncollectible in whole or in part, in which event, if any sums are later realized upon the uncollectible account, the Company will pay the Representative the percentage of comniission applicable to the amount of the actual collection.

3. When an order received by the Company through the Representative has been influenced by another of the Company's sales representatives, or the Product is to be delivered outside of the Representative's business area, the Company may, in its sole discretion, but will not be required to, designate a commission split between the Representative and any one or more other authorized sales representative(s), as the case may be. Any such commission split may be discussed with the sales representatives involved, but the Company will make any decision in its own sole discretion, and any such decision will be final.

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